                                                                    EXHIBIT 4(f)

                             CITIGROUP FUNDING INC.
                                     Issuer

                                 CITIGROUP INC.
                                    Guarantor

                                       to

                           JPMORGAN CHASE BANK, N.A.,
                                     Trustee

                                  =============

                         INDENTURE AND FORWARD CONTRACT

                                  =============

                           Dated as of July    , 2005

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101   Definitions............................................................................     1

                                   ARTICLE II
                               FORMS OF SECURITIES

SECTION 201   Forms Generally........................................................................    10
SECTION 202   Definitive Securities..................................................................    11
SECTION 203   Form of Trustee's Certificate of Authentication........................................    11
SECTION 204   Securities in Global Form..............................................................    11

                                   ARTICLE III
                                 THE SECURITIES

SECTION 301   Amount to be Issued....................................................................    12
SECTION 302   Execution, Authentication, Delivery and Dating.........................................    14
SECTION 303   Temporary Securities...................................................................    15
SECTION 304   Registration, Registration of Transfer and Exchange....................................    16
SECTION 305   Mutilated, Destroyed, Lost and Stolen Securities.......................................    19
SECTION 306   Persons Deemed Owners..................................................................    20
SECTION 307   Cancellation...........................................................................    20
SECTION 308   Yield Enhancement Payments.............................................................    20

                                   ARTICLE IV
                            PAYMENT AT MATURITY, ETC.

SECTION 401   Satisfaction and Discharge of Indenture................................................    22
SECTION 402   Maturity...............................................................................    23
SECTION 403   Dilution Adjustments...................................................................    24
SECTION 404   Adjustment for Consolidation, Merger or Other Reorganization Event.....................    28
SECTION 405   The Company Responsible for Adjustments................................................    29

                                    ARTICLE V
                                    COVENANTS

SECTION 501   Payment................................................................................    29
SECTION 502   Maintenance of Office or Agency........................................................    29
SECTION 503   Money for Securities Payments to Be Held in Trust......................................    30
SECTION 504   Consolidation, Merger or Sale..........................................................    31
SECTION 505   Waiver of Certain Covenants............................................................    32

SECTION 506   Officers' Certificate as to Default....................................................    32
SECTION 507   Payment of Expenses....................................................................    33

                                   ARTICLE VI
                                    REMEDIES

SECTION 601   Acceleration Events....................................................................    34
SECTION 602   Acceleration of Maturity...............................................................    35
SECTION 603   Taxes..................................................................................    35
SECTION 604   Treatment of Forward Contracts.........................................................    36
SECTION 605   Notices................................................................................    36
SECTION 606   Collection of Amounts Owed and Suits for Enforcement by Trustee........................    37
SECTION 607   Trustee May Enforce Claims Without Possession of Securities............................    37
SECTION 608   Application of Money Collected.........................................................    37
SECTION 609   Limitation on Suits....................................................................    38
SECTION 610   Restoration of Rights and Remedies.....................................................    38
SECTION 611   Rights and Remedies Cumulative.........................................................    39
SECTION 612   Delay or Omission Not Waiver...........................................................    39
SECTION 613   Control by Holders.....................................................................    39
SECTION 614   Waiver of Past Defaults................................................................    40
SECTION 615   Waiver of Stay or Extension Laws.......................................................    40
SECTION 616   Filing Proofs of Claim.................................................................    40
SECTION 617   Unconditional Right of Holders to Receive Payments.....................................    41
SECTION 618   Undertaking for Costs..................................................................    41

                                   ARTICLE VII
                                   THE TRUSTEE

SECTION 701   Certain Rights of Trustee..............................................................    41
SECTION 702   Certain Duties and Responsibilities of Trustee.........................................    43
SECTION 703   Not Responsible for Recitals or Issuance of Securities.................................    44
SECTION 704   May Hold Securities....................................................................    44
SECTION 705   Money Held in Trust....................................................................    44
SECTION 706   Compensation and Reimbursement.........................................................    45
SECTION 707   Corporate Trustee Required; Eligibility................................................    45
SECTION 708   Resignation and Removal; Appointment of Successor......................................    46
SECTION 709   Acceptance of Appointment by Successor.................................................    47
SECTION 710   Merger, Conversion, Consolidation or Succession to Business............................    48
SECTION 711   Disclosure of Names and Addresses of Holders...........................................    49
SECTION 612   Reports by Trustee.....................................................................    49

                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

SECTION 801   Supplemental Indentures without Consent of Holders.....................................    49
SECTION 802   Supplemental Indentures with Consent of Holders........................................    50

SECTION 803   Execution of Supplemental Indentures...................................................    51
SECTION 804   Effect of Supplemental Indentures......................................................    51
SECTION 805   Conformity with Trust Indenture Act....................................................    52
SECTION 806   Reference in Securities to Supplemental Indentures.....................................    52

                                   ARTICLE IX
                                    GUARANTEE

SECTION 901   Unconditional Guarantee................................................................    52
SECTION 902   Execution and Delivery of Guarantee....................................................    54
SECTION 903   Waiver of Subrogation..................................................................    54
SECTION 904   Limitation on Liens....................................................................    54
SECTION 905   Merger, Consolidation and Sale of Assets...............................................    55
SECTION 906   Assumption by Guarantor................................................................    56
SECTION 907   Article Nine Applicable to Paying Agent................................................    56
SECTION 908   No Suspension of Remedies..............................................................    57

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

SECTION 1001  Compliance Certificates and Opinions...................................................    57
SECTION 1002  Form of Documents Delivered to Trustee.................................................    57
SECTION 1003  Acts of Holders........................................................................    59
SECTION 1004  Notices, Etc., to the Trustee, the Company and the Guarantor...........................    59
SECTION 1005  Notice to Holders; Waiver..............................................................    60
SECTION 1006  Conflict with Trust Indenture Act......................................................    60
SECTION 1007  Effect of Headings and Table of Contents...............................................    60
SECTION 1008  Successors and Assigns.................................................................    60
SECTION 1009  Separability Clause....................................................................    61
SECTION 1010  Benefits of Indenture..................................................................    61
SECTION 1011  Governing Law..........................................................................    61
SECTION 1012  Legal Holidays.........................................................................    61

EXHIBIT A-1..........................................................................................   A-1

                             Citigroup Funding Inc.

  Reconciliation and tie between Trust Indenture Act of 1939 and this Indenture

Trust Indenture
Act Section                                                                            Indenture Section
ss. 310   (a)(1)................................................................                    707
          (a)(2)................................................................                    707
          (a)(3)................................................................         Not Applicable
          (a)(4)................................................................         Not Applicable
          (a)(5)................................................................                    707
          (b)...................................................................                    708
          (c)...................................................................         Not Applicable
ss. 311   (c)...................................................................         Not Applicable
ss. 312   (a)...................................................................                    711
          (b)...................................................................                    711
          (c)...................................................................                    711
ss. 313   (a)...................................................................                    712
          (c)...................................................................                    712
ss. 314   (c)...................................................................                   1001
          (d)...................................................................         Not Applicable
          (e)...................................................................                   1001
ss. 315   (a)...................................................................            701, 702(a)
          (c)...................................................................                 702(b)
          (d)...................................................................            701, 702(c)
          (e)...................................................................                    619
ss. 316   (a)(1)(A).............................................................                    613
          (a)(1)(B).............................................................                    614
          (a)(2)................................................................         Not Applicable
          (b)...................................................................                    617
ss. 317   (a)(1)................................................................                    606
          (a)(2)................................................................                    616
          (b)...................................................................                    503
ss. 318   (a)...................................................................                   1006

----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE, dated as of July    , 2005 , among CITIGROUP FUNDING
INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "COMPANY"), CITIGROUP INC., a corporation duly organized and existing under the laws of the State of Delaware, as guarantor (herein called the "GUARANTOR"), and JPMORGAN CHASE BANK, N.A., a national banking association (herein called the "TRUSTEE").

                                    RECITALS

            WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of certain securities (the "SECURITIES") to be issued in one or more series, as in this Indenture provided. Each series of Securities shall represent interests in a Forward Contract relating to the Common Stock of a Designated Issuer (each as hereinafter defined), shall have the terms set forth in this Indenture for that series, and shall be purchased by a statutory trust established in connection with that series under the laws of the State of Delaware (each, a "TRUST"). This Indenture is subject to the provisions of the Trust Indenture Act (as hereinafter defined) that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

            WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the guarantee of the Securities set forth herein.

            WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101 DEFINITIONS.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States; and, except as otherwise herein or in any indenture supplemental hereto expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "ACCELERATED MATURITY DATE" has the meaning specified in Section
602.

            "ACCELERATED MATURITY PAYMENT" as to Securities of a particular series, has the meaning specified in Section 602.

            "ACCELERATION EVENT" has the meaning specified in Section 601.

            "ACT," when used with respect to any Holder, has the meaning specified in Section 1002.

            "AFFILIATE" of any specified Person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

            "AGENT MEMBER" has the meaning specified in Section 204.

            "AUTHORIZED NEWSPAPER" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

            "BOARD OF DIRECTORS" means either the Board of Directors of the Company or the Guarantor, as applicable, or the Executive Committee or any other duly authorized committee of that Board.

            "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BOOK-ENTRY SECURITY", as to Securities of a particular series, means a security evidencing all or part of the Securities, issued to the Depositary of Securities in accordance with Section 303, and bearing the legend prescribed in Section 303.

            "BUSINESS DAY" means any day on which commercial banks are open for business in New York City and the New York Stock Exchange is not closed; provided that, when used with respect to any Place of Payment, "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

            "CALCULATION PERIOD" means any period of Trading Days for which an average security price must be determined pursuant to the Securities.

            "CLOSING PRICE" of any Common Stock or any Marketable Security on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security as reported on the New York Stock Exchange ("NYSE") or which is quoted on a national securities market on such date of determination (or, if such date of determination is not a Trading Day, the immediately preceding Trading Day) or, if such security is not traded on NYSE or quoted on a national securities market on any such date, as reported in the composite transactions for the principal United States securities exchange on which if such security is so listed, or if such security is not so listed on a United States national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "COMMITTEE CERTIFICATE" means a copy of a resolution of the Notes Committee of the Board of Directors (or of such other committee of the Board of Directors as shall be authorized by a Board Resolution to deliver a Committee Certificate), as certified by one or more members of the Notes Committee to have been duly adopted by the Notes Committee of the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "COMMON STOCK", as to Securities of a particular series, means the common stock or other securities of the Designated Issuer for that series that shall be specified pursuant to Section 301.

            "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor corporation.

            "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by the Chairman of the Board, the President or a Vice

President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words and before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "CORPORATE TRUST OFFICE" or other similar term means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture is 450 West 33rd Street - 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

            "CORPORATION" includes corporations, associations, companies and statutory trusts.

            "DEFAULT RATE", as to Yield Enhancement Payments for any series, shall have the meaning specified pursuant to Section 301.

            "DEFAULTED YIELD ENHANCEMENT PAYMENTS" has the meaning specified in
Section 308.

            "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, including Book-Entry Securities, the Person designated as Depositary by the Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person "DEPOSITARY" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

            "DESIGNATED ISSUER", as to Securities of a particular series, means
(a) the entity that shall be specified pursuant to Section 301, and (b) any successor entity to such entity in a merger, consolidation or amalgamation.

            "DESIGNATED ISSUER SUCCESSOR" has the meaning specified in Section 404.

            "DILUTION ADJUSTMENT" means the fraction or number defined in Sections 403 (a), (b), (c) or (d).

            "DOLLAR" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "EXCESS PURCHASE PAYMENT" has the meaning provided in Section
403(d).

            "ENDING VALUE" has the meaning provided in Section 402.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FORWARD CONTRACT" means, as to Securities of a particular series, the Indenture which includes the terms of that particular series of Securities established as contemplated by Section 301, which shall constitute a forward contract with respect to the Common Stock of the Designated Issuer of that series.

            "GLOBAL SECURITY" has the meaning specified in Section 204.

            "GUARANTEE" means the guarantee of the Company's obligations under this Indenture and the Securities by the Guarantor pursuant to Article Nine.

            "GUARANTOR" means the Person named as the "GUARANTOR" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "GUARANTOR" shall mean such successor corporation.

            "HOLDER" means, with respect to a Security, the person in whose name such Security is registered in the Security Register.

            "INDEBTEDNESS" means any and all obligations of a Person for money borrowed which, in accordance with generally accepted accounting principles in effect in the United States of America, consistently applied for all applicable periods, would be reflected on the balance sheet of such Person as a liability on the date as of which Indebtedness is to be determined.

            "INDENTURE" means this instrument originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "INDENTURE" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

            "INITIAL PRINCIPAL AMOUNT" shall have the meaning specified pursuant to Section 301.

            "INITIAL RESET DATE" shall have the meaning specified pursuant to
Section 301.

            "MAJORITY" of the Outstanding Securities means, except as otherwise provided by the Trust Indenture Act, Outstanding Securities representing an aggregate of more than 50% of all outstanding interests in the Forward Contract.

            "MARKETABLE SECURITIES" has the meaning specified in Section 404.

            "MATURITY," when used with respect to a Forward Contract, means the date on which the Maturity Payment or Accelerated Maturity Payment becomes due and payable as the case may be and as therein or herein provided, whether on the Maturity Date or an Accelerated Maturity Date.

            "MATURITY DATE", as to Securities of a particular series, shall have the meaning specified pursuant to Section 301.

            "MATURITY PAYMENT", as to Securities of a particular series, has the meaning specified in Section 402.

            "NEW YORK BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are permitted or required by any applicable law to close.

            "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Section 1001 signed (i) when used with respect to the Company, by the Chairman of the Board, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and (ii) when used with respect to the Guarantor, by the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel, the Controller or any Deputy Controller and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Guarantor, which certificate complies with the applicable requirements of
Section 314(e) of the Trust Indenture Act, and delivered to the Trustee.

            "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, and who shall be reasonably acceptable to the Trustee.

            "OUTSTANDING," when used with respect to Securities of a particular series, means, as of the date of determination, all Securities of that series theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities of that series theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities of that series for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and

                  (iii) Securities of that series that have been paid pursuant to Sections 402 or 602 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such

      Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holder of the requisite amount or percentage of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting for quorum purposes, and for the purpose of making the calculations required by Section 316 of the Trust Indenture Act, any Securities of that series owned by the Company or any other obligor upon such Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities of that series that the Trustee knows to be so owned shall be so disregarded. Any Securities of a series so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities of that series or any Affiliate of the Company or of such other obligor. In determining whether the requisite percentage of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, such percentage refers to Outstanding Securities representing an aggregate interest in the Forward Contract for that series equaling at least such percentage.

            "PAYING AGENT" means any Person authorized by the Company to pay amounts owed on Securities on behalf of the Company.

            "PAYMENT DATE", unless otherwise specified in a Committee Certificate or an indenture supplemental hereto, means February 15, May 15, August 15 and November 15 of each year, or, in the case of Defaulted Yield Enhancement Payments, if any, the date established for payment pursuant to
Section 308.

            "PERIODIC CAPPED RETURN" has the meaning specified in Section 402, and shall not exceed the percentage specified pursuant to Section 301.

            "PERMITTED DIVIDEND" has the meaning specified in Section 403(d).

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "PLACE OF PAYMENT", when used with respect to Securities of any series, means the place or places where any amounts owed in respect of such Securities are payable.

            "RECORD DATE" means, with respect to any Payment Date, either (i) the day that is one Business Day prior to such Payment Date so long as the Securities for the relevant series are in book-entry only form, or (ii) if the Securities of that series are not in book-entry only form, the day that is 15 days prior to such Payment Date.

            "REGISTERED SECURITY" means any Security registered as to principal and interest in the Security Registrar.

            "RESET DATE" and "RESET PERIOD" have the respective meanings specified in Section 402.

            "REORGANIZATION EVENT" has the meaning specified in Section 404.

            "RESPONSIBLE OFFICER," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, in any case, that has direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "SECURITIES" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SECURITY CUSTODIAN" means the custodian with respect to any Global Security appointed by the Depositary, or any successor Person thereto, and shall initially be the Trustee.

            "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 304.

            "SPECIAL RECORD DATE" means, for the payment of any Defaulted Yield Enhancement Payments, if any, a date fixed by the Trustee pursuant to Section 308.

            "STARTING VALUE" has the meaning specified (1) for the Initial Reset Date, pursuant to Section 301, and (2) for each subsequent Reset Date, in
Section 402.

            "STOCK RETURN" has the meaning specified in Section 402.

            "STOCK RETURN PAYMENT" has the meaning specified in Section 402.

            "SUBSIDIARY," when used with respect to any Person, shall mean any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) in the case of a partnership or any other entity other than a corporation, the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "TEN DAY TRADING PRICE" per share of any Common Stock means the average daily Trading Price of such Common Stock for the 10 Trading Days immediately prior to and including the date 3 Trading Days before the Maturity Date or the Accelerated Maturity date, as the case may be.

            "THEN-CURRENT MARKET PRICE" of any Common Stock, for the purpose of applying any adjustment pursuant to Section 403, means the average Trading Price per share of the Common Stock for the Calculation Period of 10 Trading Days immediately before such adjustment is effected or, in the case of an adjustment effected at the opening of business on the Business Day next following a record date as described in Section 403(e)(i), immediately before the earlier of the date such adjustment is effected and the related ex-date). The "EX-DATE" with respect to any dividend, distribution or issuance shall mean the first date on which the shares of Common Stock trade regular way on their principal market without the right to receive such dividend, distribution or issuance.

            "TRADING DAY" means a day on which the Common Stock or, in the case of Section 404, the relevant Marketable Securities (A) is not suspended from trading on any national or regional securities exchange, securities market or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange, securities market or association or over-the-counter market that is the primary market for the trading of such security.

            "TRADING PRICE" of any Common Stock or any other security on any date of determination means (1) if the Common Stock or other security is listed on a national securities exchange on that date of determination, the closing sale price or, if no closing sale price is reported, the last reported sale price on that date on the principal national securities exchange on which the Common Stock or other security is listed or admitted to trading, (2) if the Common Stock or other security is not listed on a national securities exchange on that date of determination, or if the closing sale price or last reported sale price is not obtainable (even if the Common Stock or other security is listed or admitted to trading on such exchange), and the Common Stock or other security is quoted on the Nasdaq National Market, the closing sale price or, if no closing sale price is reported, the last reported sale price on that date as reported on the Nasdaq, and (3) if the Common Stock or other security is not quoted on the Nasdaq on that date of determination or, if the closing sale price or last reported sale price is not obtainable (even if the Common Stock or other security is quoted on the Nasdaq), the last quoted bid price for the Common Stock or other security in the over-the-counter market on that date as reported by the OTC Bulletin Board, the National Quotation Bureau or a similar organization. The determination of the trading price on any trading day may be deferred by the Company for up to five consecutive Trading Days on which a Market Disruption Event is occurring, but not past the Trading Day prior to Maturity. If no sale price is available pursuant to clauses (1), (2) or (3) above or if there is a Market Disruption Event, the Trading Price on any date of determination, unless deferred by the Company as described in the preceding sentence, will be the arithmetic mean, as determined by the Company, of the bid prices of the Common Stock or other security obtained from as many dealers in such stock or other security (which may include Citigroup Global Markets Inc. or any of its other affiliates), but not exceeding three such dealers, as will make such bid prices available to the Company. A security "quoted on the Nasdaq National Market" will include a security included for listing or quotation in any successor to such system and the term "OTC Bulletin Board" will include any successor to such service. Upon the occurrence of certain events described under Section 403, the Trading Price will be calculated by substituting the relevant security for the Common Stock.

            "TRANSACTION VALUE" has the meaning specified in Section 404.

            "TRUST" has the meaning specified in the first recital of this Indenture.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 805.

            "TRUST SECURITIES" has the meaning specified in Section 907.

            "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

            "YIELD ENHANCEMENT PAYMENT", as to Securities of a particular series, means interest on the amount paid by the Trust to the Company or the Guarantor for the Forward Contract for that series in the form of quarterly cash payments on the Payment Dates of each year from the date specified pursuant to
Section 301 until and including the Maturity Date or the Accelerated Maturity Date, in the amount specified pursuant to Section 301.

                                   ARTICLE II

                               FORMS OF SECURITIES

SECTION 201 FORMS GENERALLY.

            The Securities of each series shall be in substantially in the form of EXHIBIT A hereto and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of Securities may be listed or of any automated quotation system on which such series may be quoted, or to conform to usage, all as determined by the officers executing such Securities as evidenced by their execution of such Securities. If temporary Securities are issued in global form as permitted by Section 303, the form thereof also shall be established as provided in the preceding sentence.

SECTION 202 DEFINITIVE SECURITIES.

            The definitive Securities of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which such series of Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 203 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            (a) Only such of the Securities as shall bear thereon a certificate substantially in the form of the Trustee's certificate of authentication hereinafter recited, executed by the Trustee by manual signature, shall be valid or become obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and the certificate of authentication by the Trustee upon any such Security executed on behalf of the Company as aforesaid shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

            (b) Each Security shall be dated the date of its authentication.

            (c) The form of the Trustee's certificate of authentication to be borne by the Securities shall be substantially as follows:

            This is one of the Securities issued referred to in the within-mentioned Indenture.

                                             JPMORGAN CHASE BANK, N.A.,
                                             as Trustee

                                             By:_______________________________
                                                Authorized Signatory

SECTION 204 SECURITIES IN GLOBAL FORM.

            Except as provided in Section 304 hereof, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of certificated Securities. If Securities of a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified number of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate number of Outstanding

Securities of such series represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein.

            This Section 204 shall apply only to Securities issued in global form ("GLOBAL SECURITIES") and deposited with or on behalf of the Depositary.

            The Company shall execute and the Trustee shall, in accordance with this Section 204 and Section 302, authenticate and deliver initially one or more Global Securities for each series that (a) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Global Securities of such series or the nominee of such Depositary for such series and
(b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's written instructions or held by the Trustee as custodian for such Depositary.

            Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Security Custodian under such Global Security, and the Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantor, the Trustee, or any agent of the Company, the Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Security. The registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a holder is entitled to take under this Indenture or the Securities.

                                   ARTICLE III

                                 THE SECURITIES

SECTION 301 AMOUNT UNLIMITED; ISSUABLE IN SERIES.

            The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in, and, subject to Section 302, set forth in, or determined in the manner provided in one or more Committee Certificates, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (10) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

            (1) the title of the Securities of the series (which shall distinguish the Securities of such series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 303, 304, 305 and 806);

            (3) the Designated Issuer, the Common Stock, the Initial Reset Date, the Initial Principal Amount, the Starting Value on the Initial Reset Date, the maximum percentage of the Periodic Capped Return, the exchange upon which the Common Stock is traded, and such other information as shall be necessary to determine the Maturity Payment.

            (4) the Maturity Date, or the method by which the Maturity Date shall be determined;

            (5) the amount of the Yield Enhancement Payments, if any, the date from which they are paid, the payments for any stub periods, and the Default Rate;

            (6) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, and, if different than the location specified in Section 1005, the place or places where notices or demands to or upon the Company or the Guarantor in respect of the Securities of the series and this Indenture may be served;

            (7) the periods within which, or the dates on which, the prices at which, and the terms and conditions upon which Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company, the Guarantor, or otherwise;

            (8) if other than Dollars, the currency in which Securities of the series shall be denominated or in which payment of the principal of, premium, if any, and interest on Securities of the series may be made and any other terms concerning such payment;

            (9) if the principal of, premium, if any, or interest on Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency other than that in which the Securities are denominated or stated to be payable without such election, the period or periods within which, and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the currency in which the Securities are denominated or payable without such election and the currency in which the Securities are to be paid if such election is made;

            (10) any deletions from, modifications of or additions to the covenants of the Company and/or the Guarantor with respect to Securities of the series, whether or not such covenants are consistent with the covenants set forth herein;

            (11) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to Securities of the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).

            All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided in or pursuant to such Committee Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

SECTION 302 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Securities of any series shall be executed in the name and on behalf of the Company by the Chairman or a Vice Chairman of the Board, a Vice President, the Chief Financial Officer or the Chief Accounting Officer, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise), which shall be attested by the signature of its Secretary or one of its Assistant Secretaries or its Treasurer, the Deputy Treasurer or one of its Assistant Treasurers. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities. The Trustee shall thereupon authenticate and deliver such Securities without any further action by the Company. The Company Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.

            The Trustee shall have the right to decline to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            If all of the Securities of any series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 302 must be delivered only once, prior to the authentication and delivery of the first Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company and the Guarantor that, as of the date of such request, the statements made in any Opinion of Counsel delivered pursuant to this Section 302 shall be true and correct as if made on such date.

            If Securities of any series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order, authenticate and deliver one or more Global Securities that (i) shall represent the number of the Outstanding Securities of such series to be represented by such Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented thereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

            Each Depositary designated for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered. Each Depositary shall enter into an agreement with the Trustee governing their respective duties and rights with regard to Book-Entry Securities.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

            The Trustee may appoint an authenticating agent (each, an "AUTHENTICATION AGENT") reasonably acceptable to the Company to authenticate the Securities. Unless limited by the term of such appointment, any Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by any such Authenticating Agent.

SECTION 303 TEMPORARY SECURITIES.

            Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary

Securities which may be in global form, that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Any such temporary Security may be in global form, representing all or a portion of the Outstanding Securities of such series. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. The definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such definitive Securities. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of such temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 502, without charge to the Holder, except as provided in the last paragraph of Section 304. Upon surrender for cancellation of any temporary Securities of any series, the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the same aggregate number of definitive Securities of the same series. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 304 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in such office and in any other office or agency of the Company maintained pursuant to Section 502 in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

                  (a) (i) Upon surrender for registration of transfer of any Registered Security of any series at the Security Registrar, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, evidencing a like aggregate beneficial interest in the Forward Contract for that series. The transfer of any Security shall not be valid as against the Company, the Guarantor or the Trustee unless registered at the Security Registrar by the registered holder, or by his or her attorney duly authorized in writing.

                  (ii) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  (b) (i) At the option of the Holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of the same series evidencing a like aggregate interest in the Forward Contract for that series, upon surrender of the Registered Securities to be exchanged at the Security Register.

                  (ii) Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the holder making the exchange is entitled to receive.

                  (c) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive individual Securities.

                  (i) Individual Securities shall be issued to all owners of beneficial interests in a Global Security in exchange for such interests if:

                  (A) at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 302 and, in each case, a successor Depositary is not appointed by the Company within 90 days of such notice, or

                  (B) the Company executes and delivers to the Trustee and the Security Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable.

                  In connection with the exchange of an entire Global Security for individual Securities pursuant to this subsection (c), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, individual Securities evidencing a like aggregate interest in the Forward Contract for that series.

                  (ii) The owner of a beneficial interest in a Global Security will be entitled to receive an individual Security in exchange for such interest if an Acceleration Event has occurred and is continuing. Upon receipt by the Security Custodian and Security Registrar of instructions from the holder of a Global Security directing the Security Custodian and Security Registrar to (x) issue one or more individual Securities evidencing a like aggregate interest in the Forward Contract for that series to the owner of a beneficial interest in such Global Security and
      (y) debit or cause to be debited an equivalent aggregate beneficial interest in such Global Security, subject to the rules and regulations of the Depositary:

                  (A) the Security Custodian and Security Registrar shall notify the Company and the Trustee of such instructions, identifying the owner and amount of such beneficial interest in such Global Security;

                  (B) the Company shall promptly execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, shall authenticate and deliver to such beneficial owner individual Securities evidencing a like aggregate interest in the Forward Contract for that series; and

                  (C) the Security Custodian and Security Registrar shall decrease such Global Security by the aggregate interest in the Forward Contract for that series in accordance with the foregoing.

                  In the event that the individual Securities are not issued to each such beneficial owner promptly after the Security Registrar has received a request from the holder of a Global Security to issue such individual Securities, the Company expressly acknowledges, with respect to the right of any holder to pursue a remedy pursuant to Section 609 hereof, the right of any beneficial holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial holder's Securities as if such individual Securities had been issued.

            (iii) The Depositary may surrender a Global Security in exchange in whole or in part for Securities of the same series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, to each Person specified by such Depositary a new certificated Security or Securities of the same series and of like tenor, in aggregate number equal to and in exchange for such Person's beneficial interest in the Global Security, and to such Depositary a new Global Security of like tenor representing an aggregate number of Securities of that series equal to the difference, if any, between the aggregate beneficial interest in the Forward Contract for that series represented by the surrendered Global Security and the aggregate beneficial interest in the Forward Contract for that series represented by the certificated Securities delivered to Holders thereof.

            Upon the exchange in full of a Global Security for Securities in certificated form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make available such Securities to the Persons in whose names such Securities are so registered.

            Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company (and, as with respect to the Guarantee, the Guarantor), evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. The Trustee shall have no liability for any transfers or exchanges of the Securities in accordance with the provisions of this Indenture being in compliance with the Securities Act or any other applicable law.

            Every Security presented or surrendered for registration of transfer, or for exchange or payment shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder thereof or his or her attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Securities Registrar may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than those expressly provided in this Indenture to be made at the Company's own expense without expense or charge to the Holders.

            Each holder of a Security agrees to indemnify the Company, the Guarantor and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities laws.

SECTION 305 MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and evidencing a like aggregate beneficial interest in the Forward Contract for that series.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series evidencing a like aggregate beneficial interest in the Forward Contract for that series.

            Upon the issuance of any new Security under this Section, the Company or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Securities.

SECTION 306 PERSONS DEEMED OWNERS.

            Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment in respect of amounts owed on such Security and for all other purposes whatsoever, whether or not such payments shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor, or the Trustee shall be affected by notice to the contrary; provided, however, that the Depositary, or its nominee, shall be deemed the owner of any Global Securities registered in its name, and owners of beneficial interests in a Global Security will not be considered the owners of any Securities for purposes of this Indenture.

SECTION 307 CANCELLATION.

            All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it and, if surrendered to the Trustee, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and a certificate evidencing such destruction shall be delivered to the Company.

SECTION 308 YIELD ENHANCEMENT PAYMENTS.

            For each series, a pro rata portion (based on the beneficial interest in the Forward Contract for that series represented by each of the Securities of that series) of the Yield Enhancement Payment, if any, shall be remitted (a) by the Company to the Paying Agent prior to

10:00am, New York City time, on each Payment Date and (b) thereafter by the Paying Agent on each Payment Date to the Persons in whose name such Securities are registered at the close of business on the Record Date therefor. At least 5 Business Days prior to the applicable Record Date, the Company shall notify the Trustee in writing of the aggregate amount of the Yield Enhancement Payment, if any, to be paid on each Payment Date.

            In the event of acceleration of maturity of a Forward Contract to an Accelerated Maturity Date occurring after any Record Date and on or prior to the next succeeding Payment Date, Yield Enhancement Payments, if any, otherwise payable on such Payment Date shall be payable on the Accelerated Maturity Date, and any such Yield Enhancement Payments (in the amounts determined as provided above) shall be paid to the Persons in whose name the Securities of the relevant series are registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of acceleration of maturity of a Forward Contract to an Accelerated Maturity Date, Yield Enhancement Payments, if any, that would otherwise be payable after the Accelerated Maturity Payment with respect to a Forward Contract shall not be payable.

            For any series of Securities, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer making the Yield Enhancement Payments, if any, during the period until the Maturity Date or the Accelerated Maturity Date, as the case may be. With respect to any series of Securities, Yield Enhancement Payments, if any, which are payable, but are deferred by the Company and not punctually paid or duly provided for, on any Payment Date shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder, and such Yield Enhancement Payments, if any, together with, to the extent permitted by applicable law, interest thereon at the Default Rate compounded quarterly for each quarter until such Yield Enhancement Payments are paid (herein called "DEFAULTED YIELD ENHANCEMENT PAYMENTS"), may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Yield Enhancement Payments, if any, to the Persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Yield Enhancement Payments, if any, which shall be fixed in the following manner. The Company shall notify the Trustee in writing at least one Business Day prior to the Payment Date on which any Yield Enhancement Payments would otherwise be payable of the aggregate amount of Defaulted Yield Enhancement Payments, if any, proposed to be paid on the Securities and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Yield Enhancement Payments, if any, or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment; such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Yield Enhancement Payments, if any, in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Yield Enhancement Payments, if any, which shall be (i) not more than 15 Business Days and not less than 10 Business Days prior to the date of the proposed payment, and not less than 10 Business Days after the receipt by the Trustee of the notice of the proposed payment or (ii) if the Company proposes to pay such Defaulted Yield Enhancement Payments as part of the Maturity Payment, the Record Date with respect to the Maturity Date. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Yield Enhancement Payments, if any, and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 Business Days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Yield Enhancement Payments, if any, and the Special Record Date therefor having been so mailed, such Defaulted Yield Enhancement Payments, if any, shall be paid to the Person in whose name the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2),

                  (2) The Company may make payment of any Defaulted Yield Enhancement Payments, if any, in any other lawful manner not inconsistent with the requirements of any stock exchange or national securities market on which such Securities are listed, and upon such notice as may be required by such exchange or market, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            At the option of the Company, Yield Enhancement Payments, if any, shall be remitted by the Trustee (i) by mailing a check to the address of the persons entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the persons entitled thereto as specified in the applicable Security Register if such person (a) shall have provided wire instructions to the Paying Agent at least five (5) Business Days prior to the relevant Record Date and (b) holds an aggregate Security representing the right to receive, at maturity, at least $5,000,000.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to Yield Enhancement Payments, if any, accrued and unpaid, and to be accrued, which were carried by such other Security.

                                   ARTICLE IV

                            PAYMENT AT MATURITY, ETC.

SECTION 401 SATISFACTION AND DISCHARGE OF INDENTURE.

            This Indenture with respect to the Securities of any series (if all series under this Indenture are not to be affected) shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities and replacement of lost, stolen or mutilated Securities herein expressly provided for), and the

Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge as to such series of this Indenture, when either

                        (A) all Securities of such series theretofore
            authenticated and delivered have been delivered to the Trustee for cancellation; or

                        (B) all such Securities not theretofore delivered to the
            Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge all amounts owed in respect of such Securities not theretofore delivered to the Trustee for cancellation.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 706 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of this Section, the obligations of the Trustee under the last paragraph of Section 503, shall survive.

SECTION 402 MATURITY.

            For each series of Securities issued under this Indenture, and subject to earlier acceleration of maturity in accordance with Article VI hereof, on the Maturity Date the Company shall be obligated to pay to the Holders, in respect of the Securities of that series held by them, the Maturity Payment. The Maturity Payment in respect of the Securities of each series shall be determined by the mechanism set forth in this Section 402.

            For each series of Securities:

            (1) the "MATURITY PAYMENT" shall be an amount in cash equal to a pro rata portion (based on the beneficial interest in the Forward Contract represented by the Securities) of the sum of (A) the sum of the Initial Principal Amount and the Stock Return Payment and (B) any accrued and unpaid Yield Enhancement Payments (if any) through the Maturity Date.

            (2) the "INITIAL PRINCIPAL AMOUNT" shall have the meaning specified pursuant to Section 301, and shall equal the product of (A) the number of shares of Common Stock represented by the Forward Contract and (B) the Starting Value of the Common Stock for the Initial Reset Period.

            (3) the "STOCK RETURN PAYMENT" shall equal the product of (A) the Initial Principal Amount and (B) the Stock Return.

            (4) the "STOCK RETURN" shall equal the compounded value of the Periodic Capped Returns for each Reset Period, shall be expressed as a percentage and shall be computed in the following manner: product of [(1.00 + the Periodic Capped Return) for each Reset Period] - 1.00.

            (5) the "PERIODIC CAPPED RETURN" for any Reset Period (including the Reset Period ending at Maturity) shall equal a fraction, (A) the numerator of which is the Ending Value minus the Starting Value, and (B) the denominator of which is the Starting Value; provided, however, that the Periodic Capped Return for any Reset Period shall not in any circumstance be greater than the percentage specified in the Committee Certificate or indenture supplemental hereto.

            (6) the "ENDING VALUE" for any Reset Period other than the Reset Period ending at Maturity shall be the Trading Price of the Common Stock on the Reset Date at the end of the period, or, if that day is not a Trading Day, the Trading Price on the next following Trading Day. The Ending Value for the Reset Period ending at Maturity will be the Ten Day Trading Price of the Common Stock.

            (7) the "STARTING VALUE" for the Initial Reset Period shall be specified in a Committee Certificate or an indenture supplemental hereto. The Starting Value for each subsequent Reset Period (including the Reset Period ending at Maturity) shall equal the Ending Value for the immediately preceding Reset Period.

            (8) each "RESET DATE", including the "INITIAL RESET DATE" shall be specified in Committee Certificate or in an indenture supplemental hereto.

            (9) a "RESET PERIOD" shall be the period between any two consecutive Reset Dates (or the issue date of any series of Securities and the Initial Reset
Date).

            For each series, the Company shall be responsible for the calculation of the Maturity Payment as set forth herein. The Company shall notify the Trustee of the amount of the Maturity Payment for that series one New York Business Day prior to the Maturity Date.

SECTION 403 DILUTION ADJUSTMENTS.

            The calculation of the Periodic Capped Return with respect to any series shall be subject to adjustment from time to time as follows.

                  (a) Stock Dividends, Splits, Reclassifications, Etc. If a Designated Issuer shall, after the date hereof,

                  (i) pay a stock dividend or make a distribution with respect to Common Stock in shares of such stock;

                  (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock;

                  (iii) combine the outstanding shares of Common Stock into a smaller number of shares; or

                  (iv) issue by reclassification of shares of its Common Stock any shares of other common stock of the Designated Issuer;

then, in each such case, the Starting Value for the calculation of the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring after such event shall be multiplied by a Dilution Adjustment equal to a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, plus, in the case of a reclassification referred to in (iv) above, the number of shares of other common stock of the Designated Issuer. In the event of a reclassification referred to in (iv) above as a result of which no Common Stock is outstanding, the Periodic Capped Return for each subsequent Reset Period shall be determined by reference to the other common stock of the Designated Issuer issued in the reclassification.

            (b) Right or Warrant Issuances. If a Designated Issuer shall, after the date hereof, issue, or declare a record date in respect of an issuance of, rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock, other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest, then, in each such case, the Starting Value for the calculation of the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring after such event shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately before the adjustment is effected by reason of the issuance of such rights or warrants, plus (B) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the Then-Current Market Price of the Common Stock, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price, and (ii) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately before the adjustment is effected, plus (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. To the extent that, after the expiration of such rights or warrants, the shares of Common Stock offered thereby shall not have been delivered, the Starting Value for the calculation of the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring after such event shall be further adjusted to equal the Starting Value which would have been in effect had such adjustment for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

            (c) Distributions of Other Assets. If a Designated Issuer shall, after the date hereof, declare or pay a dividend or make a distribution to all holders of Common Stock, of any class of its capital stock, the capital stock of one or more Subsidiaries of such Designated Issuer, evidences of its indebtedness or other non-cash assets, excluding any dividends or distributions referred to in paragraph (a) above, or shall issue to all holders of Common Stock rights or warrants to subscribe for or purchase any of its or one or more of its Subsidiaries' securities, other than rights or warrants referred to in paragraph (b) above, then, in each such case, the Starting Value for the calculation of the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring after such event shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be (A) the Then-Current Market Price one share of the Common Stock, less (B) the fair market value as of the time the adjustment is effected of the portion of the capital stock, assets, evidences of indebtedness, rights or warrants so distributed or issued applicable to one share of Common Stock, and (ii) the denominator of which shall be the Then-Current Market Price of one share of the Common Stock. If any capital stock declared or paid as dividend or otherwise distributed or issued to all holders of Common Stock consists, in whole or in part, of Marketable Securities, then the fair market value of such Marketable Securities will be determined by Citigroup Global Markets Inc., as the calculation agent, by reference to the price one share of such capital stock on the principal market on which it is traded as of the time the adjustment is effected. The fair market value of any other distribution or issuance referred to in this paragraph will be determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination will be final.

            Notwithstanding the foregoing, in the event that, with respect to any dividend or distribution to which this paragraph (c) would otherwise apply, the numerator in the fraction referred to in the above formula is less than $1.00 or is a negative number, then the Company may, at its option, elect to have the adjustment provided by this paragraph (c) not be made and in lieu of such adjustment, on the Maturity Date, Holders of the Securities shall be entitled to receive an additional amount of cash equal to the product of (A) the number of the Securities held by such Holder multiplied by (B) the fair market value of such indebtedness, assets, rights or warrants (determined, as of the date such dividend or distribution is made, by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) so distributed or issued with respect to the number shares of Common Stock represented by the Forward Contract for that series.

            (d) Cash Dividends; Excess Purchase Payments. If, after the date hereof, a Designated Issuer declares a record date in respect of a distribution of cash, other than any Permitted Dividends, any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all holders of Common Stock, or makes an Excess Purchase Payment, then the Starting Value for the calculation of the Periodic Capped Return for Reset Period ending on the Reset Date next occurring after such event shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be (A) the Then-Current Market Price of the Common Stock on such record date, less (B) the amount of such distribution applicable to one share of Common Stock which would not be a Permitted Dividend, or, in the case of an Excess Purchase Payment, less the aggregate amount of such Excess Purchase Payment for which adjustment is being made at such time divided by the number of shares of Common Stock outstanding on such record date, and (ii) the denominator of which shall be such Then-Current Market Price of the Common Stock.

            For purposes of these adjustments, (A) "PERMITTED DIVIDEND" means any cash dividend in respect of the Common Stock, other than a cash dividend that exceeds the immediately preceding cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Common Stock in excess of 10.0% and (B) "EXCESS PURCHASE PAYMENT" means the excess, if any, of (x) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) of all other consideration paid by the Designated Issuer with respect to one share of Common Stock acquired in a tender offer or exchange offer by the Designated Issuer, over (y) the Then-Current Market Price of the Common Stock.

            Notwithstanding the foregoing, in the event that, with respect to any dividend or distribution or Excess Purchase Payment to which this paragraph
(d) would otherwise apply, the numerator in the fraction referred to in the above formula is less than $1.00 or is a negative number, then the Company may, at its option, elect to have the adjustment provided by this paragraph (d) not be made and in lieu of such adjustment, on the Maturity Date, Holders of the Securities shall be entitled to receive an additional amount of cash equal to the product of (A) the number of the Securities held by such Holder multiplied by (B) the sum of the amount of cash plus the fair market value of such other consideration (determined, as of the date such dividend or distribution is made, by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) so distributed or applied to the acquisition of the Common Stock in such a tender offer or exchange offer applicable to the number shares of Common Stock represented by the Forward Contract for that series.

            (e) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected as follows:

                  (i) in the case of any dividend, distribution or issuance, at the opening of business on the Business Day next following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution, or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Designated Issuer;

                  (ii) in the case of any subdivision, split, combination or reclassification, on the effective date of such transaction;

                  (iii) in the case of any Excess Purchase Payment for which the Designated Issuer shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price per share for shares proposed to be repurchased, on the date of such announcement; and

                  (iv) in the case of any other Excess Purchase Payment on the date that the holders of the repurchased shares become entitled to payment in respect thereof.

            (f) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th to the next lower 1/10,000th. No adjustment in the Starting Value for the calculation of the Periodic Capped Return for any Reset Period shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward (on a percentage basis) and taken into account in any subsequent adjustment. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase requiring an adjustment pursuant to this
Section 403 shall subsequently be canceled by the Designated Issuer, or such dividend, distribution, issuance or repurchase shall fail to receive requisite approvals or shall fail to occur for any other reason, then, upon such cancellation, failure of approval or failure to occur, the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring after such event shall be further adjusted to the Periodic Capped Return which would then have been in effect had adjustment for such event not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 403, the Dilution Adjustments previously applied to the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring after such events shall not be rescinded but shall be applied to the new Periodic Capped Return provided for under Sections 404 and 405.

SECTION 404 ADJUSTMENT FOR CONSOLIDATION, MERGER OR OTHER REORGANIZATION EVENT.

            In the event of (i) any consolidation or merger of a Designated Issuer, or any surviving entity or subsequent surviving entity of the Designated Issuer (a "DESIGNATED ISSUER SUCCESSOR"), with or into another entity, other than a merger or consolidation in which the Designated Issuer is the continuing corporation and in which the Common Stock outstanding immediately before the merger or consolidation is not exchanged for cash, securities or other property of the Designated Issuer or another Person, (ii) any sale, transfer, lease or conveyance to another Person of the property of the Designated Issuer or any Designated Issuer Successor as an entirety or substantially as an entirety,
(iii) any statutory exchange of securities of the Designated Issuer or any Designated Issuer Successor with another Person, other than in connection with a merger or acquisition, or (iv) any liquidation, dissolution or winding up of the Designated Issuer or any Designated Issuer Successor (any such event described in clause (i), (ii), (iii) or (iv), a "REORGANIZATION EVENT"), then, as to the relevant series, the Ending Value used to calculate the Periodic Capped Return for the Reset Period ending on the Reset Date next occurring, and the Starting Value and the Ending Value used to calculate the Period Capped Return for each Reset Period thereafter (other than the Reset Period ending at Maturity) shall be based on the Transaction Value rather than the Trading Price of the Common Stock and the Ending Value used to calculate the Periodic Capped Return for the Reset Period ending at Maturity shall be based on the Transaction Value rather than the Ten Day Trading Price of the Common Stock.

            "TRANSACTION VALUE" means, with respect to any Reset Period, the sum of: (a) for any cash received in any such Reorganization Event, the amount of cash received per share of Common Stock; (b) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final); and (c) for any Marketable Securities received in any such Reorganization Event, (1) with respect to all Reset Periods other than the Reset Period ending at Maturity or Accelerated Maturity Date, as the case may be, an amount equal to the Trading Price per share of such Marketable Securities on the Reset Date at the end of such Reset Period multiplied by the number of such Marketable Securities received for each share of

Common Stock or, if that day is not a Trading Day, the Trading Price on the next following Trading Day, and (2) with respect to the Reset Period ending at Maturity or Accelerated Maturity Date, as the case may be, an amount equal to the average Trading Price per share of such Marketable Securities for the Calculation Period of 10 Trading Days immediately prior to but not including the date one New York Business Day before the Maturity Date multiplied by the number of such Marketable Securities received for each share of Common Stock.

            "MARKETABLE SECURITIES" means any perpetual equity securities or debt securities with a stated maturity after the Maturity Date, in each case that are listed on a U.S. national securities exchange or reported by the Nasdaq Stock Market, Inc. The number of shares of any equity securities constituting Marketable Securities included in the calculation of Transaction Value pursuant to the preceding clause (c) shall be subject to adjustment if any event shall occur with respect to such Marketable Securities or the issuer thereof between the time of the Reorganization Event and the Maturity Date or Accelerated Maturity Date, as the case may be, that would have required an adjustment pursuant to Section 403, had it occurred with respect to the Common Stock or the Designated Issuer. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Section 403.

SECTION 405 THE COMPANY RESPONSIBLE FOR ADJUSTMENTS.

            The Company shall be responsible for the effectuation and calculation of any adjustment pursuant this Article IV and shall furnish the Trustee with notice of any such adjustment. The Trustee shall be under no duty or obligation to review or determine any calculations, adjustments, dividend calculations, determination of either the Maturity Payment or Accelerated Maturity Payment payable hereunder or any other calculation set forth in this
Article IV or in Section 602 hereof.

                                    ARTICLE V

                                    COVENANTS

SECTION 501 PAYMENT.

            The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay all amounts owed on the Securities of such series in accordance with the terms of the Securities and this Indenture.

SECTION 502 MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served (the "PAYING AGENT"). The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as Paying Agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of any series may be presented or surrendered for any or all such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such designation or rescission of designation and of any change in the location of any such different or additional office or agency. The Company shall enter into an appropriate agency agreement with any Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. The Company, the Guarantor or any Affiliate of the Company or the Guarantor may act as Paying Agent.

SECTION 503 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

            If the Company, the Guarantor or an Affiliate of either the Company or the Guarantor shall at any time act as Paying Agent with respect to any Securities of any series, it will, on or before each due date of amounts owed on such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts owed so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. Upon any proceeding under any federal bankruptcy laws with respect to the Company or the Guarantor or any Affiliate of the Company or the Guarantor, if the Company, the Guarantor or such Affiliate is then acting as Paying Agent, the Trustee shall replace the Company, the Guarantor or such Affiliate as Paying Agent.

            Whenever the Company shall have one or more Paying Agents with respect to any series of Securities, it will, prior to 10 a.m., New York City time, on each due date of amounts owed in respect of such Securities, deposit with any such Paying Agent a sum sufficient to pay the amounts owed in respect of such Securities so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company, the Guarantor or any other obligor of such Securities will promptly notify the Trustee of its action or failure so to act.

            If the Paying Agent shall be other than the Trustee, the Company will cause each Paying Agent with respect to any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                        (1) hold all sums held by it for the payment of amounts
            owed in respect of Securities of such series in trust for the benefit of the Persons entitled

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

            thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                        (2) give the Trustee notice of any default by the
            Company, the Guarantor or any other obligor upon the Securities of such series in the making of any payment of amounts owed in respect to the Securities of such series; and

                        (3) at any time during the continuance of any such
            default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a release, satisfaction or discharge of this Indenture or for any other purpose, pay or cause to be paid to the Trustee all sums held in trust by the Company or by any Paying Agent other than the Trustee, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the amounts owed in respect to any Security of any series and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Company on Company Request along with any interest that has accumulated thereon as a result of such money being invested at the direction of the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such amounts without interest thereon (except as with regards to the Guarantee), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent required by
Section 1005, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 504 CONSOLIDATION, MERGER OR SALE.

            (a) The Company will not consolidate with any other entity or accept a merger of any other entity into the Company or permit the Company to be merged into any other entity, or sell other than for cash or lease all or substantially all its assets to another entity, or purchase all or substantially all the assets of another entity, unless:

                        (1) either the Company shall be the continuing entity,
            or the successor, transferee or lessee entity (if other than the Company) shall expressly assume, by indenture supplemental hereto satisfactory to the Trustee, executed and delivered by such entity prior to or simultaneously with such consolidation, merger, sale or lease, the due and punctual payment of amounts owed on all Securities and the due and punctual performance and observance of all other obligations to the holders and the Trustee under this Indenture or under the Securities to be performed or observed by the Company;

                        (2) immediately after such consolidation, merger, sale,
            lease or purchase, no Acceleration Event, and no event which, after notice or lapse of time or both, would become an Acceleration Event, shall have happened and be continuing. A purchase by a Subsidiary of all or substantially all of the assets of another entity shall not be deemed to be a purchase of such assets by the Company; and

                        (3) the Company has delivered to the Trustee an
            Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            (b) Upon any consolidation with or merger into any other entity, or any conveyance or lease of all or substantially all of the assets of the Company in accordance with this Section 504, the successor entity formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Company shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 505 WAIVER OF CERTAIN COVENANTS.

            Anything in this Indenture to the contrary notwithstanding, the Company or the Guarantor may fail or omit in any particular instance to comply with any covenant or condition set forth herein with respect to the Securities of any series, if before the time for such compliance, the Holders of at least a majority of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived or impair any right consequent thereon and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 506 OFFICERS' CERTIFICATE AS TO DEFAULT.

            The Company will deliver to the Trustee and the Guarantor, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any event which, with the giving of notice or the lapse of time or both, would become an

Acceleration Event under Section 601, setting forth the details of such event and the action which the Company proposes to take with respect thereto.

SECTION 507 PAYMENT OF EXPENSES.

                  (a) In connection with the offering, sale and issuance of the Securities and in connection with the sale of any securities by the Trusts (collectively, the "TRUST SECURITIES"), the Company, in its capacity as issuer with respect to the Securities, shall:

                  (i) pay all costs and expenses relating to the offering, sale and issuance of the Trust Securities, including commissions and compensation to the underwriters payable pursuant to any applicable underwriting agreement and compensation of the Trustee under this Indenture in accordance with the provisions of Section 706;

                  (ii) pay all costs and expenses of the Trusts (including, but not limited to, costs and expenses relating to the organization of the Trusts, the offering, sale and issuance of the Trust Securities of the Trusts (including commissions and compensation to the underwriters in connection therewith), the fees and expenses of the Institutional Trustee(s), the Regular Trustees(s) and the Delaware Trustee(s) of the Trust, the costs and expenses relating to the operation, maintenance and dissolution of the Trusts and the enforcement by the Institutional Trustee(s) of the rights of the holders of the Trust Securities, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trusts);

                  (iii) be primarily liable for any indemnification obligations arising with respect to the Declarations of the Trusts and the Amended and Restated Declarations of the Trusts; and

                  (iv) pay any and all taxes (other than United States withholding taxes in respect of amounts paid on the Securities held by the Trusts) and all liabilities, costs and expenses with respect to such taxes of the Trusts.

                  (b) Upon termination of this Indenture or of each series of Securities or the removal or resignation of the Trustee pursuant to Section 708, the Company shall pay to the Trustee all amounts accrued and owing to the Trustee to the date of such termination, removal or resignation. Upon termination of each Amended and Restated Declaration of the

Trusts or the removal or resignation of the Delaware Trustee(s) or the Institutional Trustee(s), as the case may be, pursuant to Section 5.6 of the Amended and Restated Declaration of each Trust, the Company shall pay to such Delaware Trustee or such Institutional Trustee, as the case may be, all amounts accrued and owing to such Delaware Trustee or such Institutional Trustee, as the case may be, to the date of such termination, removal or resignation.

                                   ARTICLE VI

                                    REMEDIES

SECTION 601 ACCELERATION EVENTS.

            "ACCELERATION EVENT," wherever used herein, means any one of the following events:

                  (a) the entry of a decree or order for relief in respect of the Company and the Guarantor by a court having jurisdiction in the premises in an involuntary case under the U.S. federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company and the Guarantor or of any substantial part of the property of the Company and the Guarantor, or ordering the winding up or liquidation of affairs of the Company and the Guarantor, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (b) the commencement by the Company and the Guarantor of a voluntary case under the U.S. federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by them to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company and the Guarantor or of any substantial part of the property of the Company and the Guarantor, or the making by them of an assignment for the benefit of their respective creditors, or the admission by them in writing of their inability to pay their respective debts generally as they become due, or the taking of corporate action by the Company and the Guarantor in furtherance of any action; or

                  (c) the receipt by the Company or the Guarantor of an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that there has been (a) an amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying, or clarifying such laws or regulations, (c) an administrative pronouncement or action that represents an official position (including a clarification of an official position) of the governmental authority or regulatory body making such administrative pronouncement or taking such action, or (d) a threatened challenge asserted in connection with an audit of the Company or the Guarantor, any of their respective affiliates or the Trusts, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Securities or the TARGETS, which amendment or change is adopted or which proposed change, decision or pronouncement is announced or which action, clarification or challenge occurs on or after the date of the Prospectus relating to the original issuance of the TARGETS (collectively a "TAX ACTION"), which Tax Action relates to any of the items described in (i) and (ii) below, and that there is more than an insubstantial risk that (i) the Trust is, or will be subject to United States federal income tax with respect to income accrued or received in respect of the Forward Contract or the Treasury Securities, or (ii) the Trust is, or will be subject to more than a de minimis amount of other taxes, duties or other governmental charges; or

                  (d) the receipt by the Company or the Guarantor of an opinion of a nationally recognized independent counsel experienced in such matters to the effect that as a result of the occurrence on or after the date hereof of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trusts are or will be considered an Investment Company which is required to be registered under the Investment Company Act.

SECTION 602 ACCELERATION OF MATURITY.

                  (a) With respect to Securities of any series, if an Acceleration Event described in Section 501 shall occur and be continuing, then the Company or the Guarantor, as applicable, shall give written notice thereof to the Trustee, which notice shall include a statement as to the amount of the Accelerated Maturity Payment. On the Accelerated Maturity Date, the Forward Contract shall be automatically accelerated and the Accelerated Maturity Amount shall be immediately due and payable. Upon receipt by the Trustee of the Accelerated Maturity Amount, the Trustee shall remit to the Holders, in respect of the Securities held by them, an amount in cash (the "ACCELERATED MATURITY PAYMENT") equal to a pro rata portion (based on the beneficial interest in the Forward Contract represented by such Securities) of the sum of (A) the Maturity Payment calculated as of the Accelerated Maturity Date and (B) any accrued and unpaid Yield Enhancement Payments (if any) through the Accelerated Maturity Date.

                  (b) As used herein, the "ACCELERATED MATURITY DATE" means the date of the occurrence of the event or events constituting such Acceleration Event.

                  (c) The Company and the Guarantor agree, and each Holder of Securities, by such Holder's acceptance thereof, agrees that the Accelerated Maturity Amount is a reasonable pre-estimate of loss to such Holder and is not a penalty. Such amount is payable for the loss of bargain and a Holder will not be entitled to recover additional damage as a consequence of loss resulting from any Acceleration Event.

SECTION 603 TAXES.

            The Company and the Guarantor shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the entry into this Indenture and the performance of their respective obligations hereunder.

SECTION 604 TREATMENT OF FORWARD CONTRACTS.

            Each of the Company and the Guarantor hereby agrees that: (i) it will not treat this Indenture, any Forward Contract, any portion of the Securities, or any obligation hereunder (except in regards to any Yield Enhancement Payments (if any)) as giving rise to any interest income or other inclusion of ordinary income on the part of the Holders of the Securities; (ii) it will not treat the delivery of any portion of the cash to be delivered pursuant to this Indenture or any Forward Contract (except in regards to any Yield Enhancement Payments (if any)) as giving rise to any interest income or other inclusion of ordinary income (in the case of each Holder) or as giving rise to any interest expense or other deduction of ordinary expense (in the case of the Company); (iii) it will treat this Indenture and any Forward Contract in its entirety as a forward contract for the delivery of such cash, under the terms of which contract (a) at the time of issuance of a series of Securities the Holder deposits irrevocably with the Company a fixed amount of cash equal to the purchase price of the Securities to assure the fulfillment of the Holder's purchase obligation described in clause (c) below, which deposit will unconditionally and irrevocably be applied at Maturity to satisfy such obligation, (b) until Maturity the Company or the Guarantor may be obligated to pay Yield Enhancement Payments on such deposit as compensation to the Holder for the Company's use of such cash deposit during the term of the Securities of such series, and (c) at Maturity such cash deposit unconditionally and irrevocably will be applied by the Company in full satisfaction of the Holder's obligation under the forward purchase contract, and the Company will deliver to the Holder the amount of cash that the Holder is entitled to receive at that time pursuant to the terms of the Securities of such series; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding) that is inconsistent with the obligations contained in the foregoing clauses (i) through (iii). Notwithstanding the preceding sentence, the Company and the Guarantor may take any action or position required by law, provided that the Company or the Guarantor delivers to the Trustee an opinion of counsel, nationally recognized as expert in U.S. federal tax matters, to the effect that such action or position is required by a statutory change, U.S. Treasury regulation, or applicable court decision published after the date of this Indenture.

SECTION 605 NOTICES.

            The Company will or will cause to be delivered to the Trustee, the Guarantor and to each Holder:

                  (a) Immediately upon the occurrence of any Acceleration Event hereunder, or upon the Company's obtaining knowledge that any of the conditions or events described in Section 601(a) or (b) shall have occurred with respect to the Designated Issuer, notice of such occurrence; and

                  (b) In case at any time prior to the Maturity Date the Company receives notice, or otherwise obtains knowledge, that any event requiring that an adjustment be effected pursuant to Sections 403, 404 and 405 hereof shall have occurred or be pending, then the Company shall promptly cause to be delivered to the Trustee, the Guarantor and each Holder a notice identifying such event and stating, if known to the Company, the date on which such event is to occur and, if applicable, the record date relating to such event. The Company shall cause further notices to be delivered to the Trustee, the Guarantor and each Holder if the Company shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating thereto.

SECTION 606 COLLECTION OF AMOUNTS OWED AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company covenants that if default is made in the payment of amounts owed on any Security at Maturity, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may and shall at the direction of the Holders of a majority of the Outstanding Securities, institute a judicial proceeding for the collection of the sums so due and unpaid, and may and shall, at the direction of the Holders of a majority of the Outstanding Securities, prosecute such proceeding to judgment or final decree, and may and shall, at the direction of the Holders of a majority of the Outstanding Securities, enforce the same against the Company or any other obligor upon such Securities, and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated.

            If an Acceleration Event occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 607 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 608 APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of the Securities of any series, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: To the payment of all amounts due the Trustee under Section 606; and

            Second: To the payment of the amounts then due and unpaid on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities.

            Third: The balance, if any, to the Person or Persons entitled thereto.

SECTION 609 LIMITATION ON SUITS.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has (i) previously given written notice to the Trustee of a continuing Acceleration Event with respect to the Forward Contract for such series and (ii) the Holders of not less than 25% of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Acceleration Event in its own name as Trustee hereunder;

                  (2) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (3) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 609, each and every Holder of Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

SECTION 610 RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 611 RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 305, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 612 DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Acceleration Event shall impair any such right or remedy or constitute a waiver of any such Acceleration Event or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 613 CONTROL BY HOLDERS.

            The Holders of a majority of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) subject to the provisions of Section 701, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Securities not joining in any such direction; and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 614 WAIVER OF PAST DEFAULTS.

            The Holders of not less than a majority of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default in the payment of amounts owed in respect of any Security of such series, or in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Acceleration Event arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 615 WAIVER OF STAY OR EXTENSION LAWS.

            Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 616 FILING PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, competition or other judicial proceedings, or any voluntary or involuntary case under the U.S. federal bankruptcy laws, as now or hereafter constituted, relative to the Company, the Guarantor or any other obligor upon the Securities of a particular series or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the amount owed on such Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor, as the case may be, for the payment of amounts due on such Securities) shall be entitled and empowered, any intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amounts owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Securities allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 706 of this Indenture.

            Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt, on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in such proceeding.

SECTION 617 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PAYMENTS.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the amounts owed on such Security and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of the Holder.

SECTION 618 UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security, by such Holder's acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 618 shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any Holder or group of Holders holding in the aggregate more than 10% of the Outstanding Securities, or to any action, suit or proceeding instituted by any Holder of a Security for the enforcement of the payment of amounts owed on such Security on or after the Maturity Date or Accelerated Maturity Date.

                                   ARTICLE VII

                                   THE TRUSTEE

SECTION 701 CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, certification, order, act or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate of the Company or the Guarantor, as applicable, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company or the Guarantor, as applicable;

                  (d) the Trustee may at any time (i) consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and (ii) seek instructions concerning the administration of this Indenture from any court of competent jurisdiction;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have provided to the Trustee reasonable security or indemnity against the costs, expenses (including attorney's fees and expenses and the expenses of the Trustee's agents, nominees and custodians) and liabilities which might be incurred by it in compliance with such request or direction including such reasonable advances as may be requested by the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (including, without limitations, any instruments or certificates delivered pursuant to Section 304 hereof), but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (i) the granting of any right to the Trustee hereunder shall not be deemed to impose on the Trustee an obligation to exercise such rights, subject to Section 701(j); and

                  (j) the Trustee shall not be obligated to take any action or to exercise any remedy hereunder unless directed to do so by the Holders of a majority of the Securities then Outstanding of a series and shall have no liability for its failure to act pending receipt by it of any such direction.

            This Section 701 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

SECTION 702 CERTAIN DUTIES AND RESPONSIBILITIES OF TRUSTEE.

                  (a) With respect to the Securities of any series, except upon the occurrence of an Acceleration Event;

                        (1) the Trustee undertakes to perform such duties and
            only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (2) in the absence of bad faith on its part, the Trustee
            may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Acceleration Event with respect to the Securities of any series, of which a Responsible Officer of the Trustee has actual knowledge, has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                        (1) this subsection shall not be construed to limit the
            effect of subsection (a) of this Section;

                        (2) the Trustee shall not be liable for any error of
            judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3) the Trustee shall not be liable with respect to any
            action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority of the Outstanding Securities of any series determined as provided in
            Section 613, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

                        (4) no provision of this Indenture shall require the
            Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity, reasonably satisfactory to it, against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 703 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 704 MAY HOLD SECURITIES.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 705 MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.

SECTION 706 COMPENSATION AND REIMBURSEMENT.

            The Company agrees

                        (1) to pay to the Trustee from time to time reasonable
            compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust as set forth in a separate fee letter between the Trustee and the Company);

                        (2) except as otherwise expressly provided herein, to
            reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                        (3) to indemnify the Trustee for, and to hold it
            harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise of performance of any of its powers or duties hereunder.

SECTION 707 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  (a) There shall at all times be a Trustee hereunder that shall be eligible to act as Trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus of at least $50,000,000 as set forth in its more recent published annual report of condition, and shall have its Corporate Trust Office or an agency in New York, New York; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 707 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII.

                  (b) The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA
Section 310(b)(i) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company or the Guarantor are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(i) are met. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. If Section 310(b) of the Trust Indenture Act is amended any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series or to change any of the definitions in connection therewith, this Section 707 shall be automatically amended to incorporate such changes.

SECTION 708 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) The Trustee may resign at any time with respect to the Securities of one or more series upon giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 709 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (b) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

                  (c) If at any time:

                        (1) the Trustee shall fail to comply with Section 310(b)
            of the Trust Indenture Act after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                        (2) the Trustee shall cease to be eligible under Section
            310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or

                        (3) the Trustee shall become incapable of acting or
            shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company and the Guarantor by Board Resolutions may remove the Trustee with respect to all Securities, or (ii) subject to
Section 315(c) of the Trust Indenture Act, any Holder who has been a bona fide Holder of Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 709. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 709, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner required by Section 709, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided in Section 1005. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 709 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) of the series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture", "Securities" and "Trustee" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

                  (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

SECTION 710 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

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

SECTION 711 DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

            Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor or the Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 712 REPORTS BY TRUSTEE.

            Within 60 days after April 15 of each year commencing with the first August 15 after the first issuance of Securities of such series for which it acts as Trustee pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of such Securities as provided in Trust Indenture Act Section 313(c) a brief report dated as of such April 15 if required by Trust Indenture Act Section 313(a).

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

SECTION 801 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                        (1) to evidence the succession of another corporation to
            the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, herein and in the Securities; or

                        (2) to add to the covenants of the Company or the
            Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating such covenants are being included solely for the benefit of such series) or to surrender any right or power herein or in the Securities conferred upon the Company or the Guarantor; or

                        (3) to add any additional Acceleration Events with
            respect to the Forward Contract (and if such Acceleration Events are to be for the benefit of less than all series of Securities, stating such Acceleration Events are being included solely for the benefit of such series); or

                        (4) to add to or change any of the provisions of this
            Indenture to such extent as shall be necessary to permit or facilitate the issuance of the

            Securities in bearer form, registrable or not registrable, or to provide for an uncertificated (commonly known as "BOOK-ENTRY") Security on terms satisfactory in substance to the Trustee, provided that such issuance of bearer securities complies with the restrictions under the Tax Equity and Fiscal Responsibility Act of 1982; or

                        (5) to change or eliminate any of the provisions of this
            Indenture; provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                        (6) to secure the Securities; or

                        (7) to evidence and provide for the acceptance of
            appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 709(b); or

                        (8) to cure any ambiguity, to correct or supplement any
            provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series created prior to the execution of such supplemental indenture in any material respect.

SECTION 802 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

            With the consent of the Holders of not less than a majority of the Outstanding Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected thereby,

                        (1) as to such series, change the Maturity of the
            Forward Contract, or reduce the Maturity Payment payable on the Maturity Date, or reduce the Accelerated Maturity Payment that would be due and payable on an Accelerated Maturity Date pursuant to
            Section 602, or reduce the Yield Enhancement Payments, if any, that would be due and payable pursuant to Section 308, or change the coin or currency in which amounts owed in respect of the Forward Contract are payable, or impair the right to institute suit for the enforcement of any such payment, on or after the Maturity thereof, or reduce the percentage of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                        (2) change any obligation of the Company to maintain an
            office or agency in the places and for the purposes specified in
            Section 502, or

                        (3) modify any of the provisions of this Section 802,
            Section 615, or Section 505, except to increase any such percentage in Section 505 to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "THE TRUSTEE" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 708(b) and 801(7).

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Securities, if any, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this indenture of the Holders of Securities, if any, of any other series.

SECTION 803 EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel, the preparation of which shall not be at the expense of the Trustee, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 804 EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 805 CONFORMITY WITH TRUST INDENTURE ACT.

            After this Indenture is qualified pursuant to the Trust Indenture Act, every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 806 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, any new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE IX

                                    GUARANTEE

SECTION 901 UNCONDITIONAL GUARANTEE.

            (a) The Guarantor does hereby fully and unconditionally guarantee (the "GUARANTEE") to the Holders all payments on the Securities when due, in accordance with the provisions of this Indenture, as provided below.

            (b) The Guarantor hereby waives notice of acceptance of the Guarantee and of an Acceleration Event, and hereby agrees that payment under the Guarantee shall be subject to no condition other than the giving of a written request for payment, stating the fact of an Acceleration Event, in the manner provided in Section 1012. This Guarantee is a guarantee of payment and not of collection.

            (c) The obligations of the Guarantor under the Guarantee shall in no way be impaired by: (1) any extension, amendment, modification or renewal of the Securities; (2) any waiver of any Acceleration Event, extension of time or failure to enforce any of the Securities; or (3) any extension, moratorium or other relief granted to the Company pursuant to any applicable law or statute.

            (d) The Guarantor shall be obligated to make payment under the Guarantee, for the benefit of the holders, at the same address as the Company is obligated to make payment.

            (e) Subject to clause (f) below, the Guarantor hereby agrees that:

                  (i) the Securities will be paid strictly in accordance with the terms of this Indenture, regardless of the value, genuineness, validity, regularity or enforceability of the Securities, and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the trustee with respect thereto; and

                  (ii) the liability of the Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from an Acceleration Event, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

                        (A) any lack of validity or enforceability of any
            agreement or instrument relating to the Securities;

                        (B) any change in the time, manner or place of payment
            of, or in any other term in respect of, all or any of the Securities, or any other amendment or waiver of or consent to any departure from any other agreement relating to any Securities;

                        (C) any increase in, addition to, exchange or release
            of, or nonperfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness;

                        (D) any other circumstance that might otherwise
            constitute a defense available to, or a discharge of, the Company in respect of the Securities;

                        (E) the absence of any action on the part of the Trustee
            to obtain payment of the Securities from the Company;

                        (F) any insolvency, bankruptcy, reorganization or
            dissolution, or any similar proceeding of the Company, including, without limitation, rejection of the Securities in such bankruptcy; or

                        (G) the absence of notice or any delay in any action to
            enforce any Securities or to exercise any right or remedy against the Guarantor or the Company, whether hereunder, under any Securities or any agreement or any indulgence, compromise or extension granted.

            (f) Notwithstanding anything to the contrary in this Guarantee, the Guarantor does not waive any defense that would be available to the Company based on a breach, default or misrepresentation by the Trustee, or failure of any condition to the Company's obligations under this Indenture or the illegality of any provision of this Indenture.

            (g) The Guarantor further agrees that, to the extent that the Company or the Guarantor makes a payment or payments to the Trustee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Company or the Guarantor or their respective estate, trustee, receiver or any other party under any U.S. federal bankruptcy laws, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guarantee and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

SECTION 902 EXECUTION AND DELIVERY OF GUARANTEE.

            (a) If an officer whose signature is on this Indenture or the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Guarantee is endorsed or at any time thereafter, the Guarantee shall be valid nevertheless.

            (b) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 903 WAIVER OF SUBROGATION. The Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid to such Holders by the Guarantor pursuant to the provisions of the Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional interest, if any, payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

SECTION 904 LIMITATION ON LIENS

            (a) The Guarantor will not, and will not permit any Subsidiary to, incur, issue, assume or guarantee any Indebtedness if such Indebtedness is secured by a pledge of, lien on, or security interest in any shares of Voting Stock of any Significant Subsidiary, whether such Voting Stock is now owned or shall hereafter be acquired, without effectively providing that the Securities (together with, if the Guarantor shall so determine, any other indebtedness or obligations of the Guarantor or any Subsidiary ranking equally with such Securities and then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. For the purposes of the foregoing, pledging, placing a lien on or creating a security interest in any shares of Voting Stock of a Significant Subsidiary in order to secure then Outstanding Indebtedness of the Guarantor or any Subsidiary shall be deemed to be the incurrence, issuance, assumption or guarantee (as the case may be) of such Indebtedness, but the foregoing shall not apply to Indebtedness secured by a pledge of, lien on or security interest in any shares of Voting Stock of any corporation at the time it becomes a Significant Subsidiary, including extensions, renewals and replacements of such Indebtedness without increase in the amount thereof.

            (b) For the purposes of subsection (a) of this Section 904, the term "VOTING STOCK" shall mean capital stock the holders of which have general voting power under ordinary circumstances to elect a majority of the board of directors of a corporation provided that, for the purposes hereof, capital stock which carries only the right to vote conditioned on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

            (c) For the purposes of subsection (a) of this Section 904, the term "SIGNIFICANT SUBSIDIARY" shall mean a Subsidiary, including its Subsidiaries, which meets any of the following conditions:

                  (i) The Guarantor's and its Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Guarantor and its Subsidiaries consolidated as of the end of the most recently completed fiscal year;

                  (ii) The Guarantor's and its Subsidiaries' proportionate share of the total assets (after inter-company eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Guarantor and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

                  (iii) The Guarantor's and its Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of the Guarantor and its Subsidiaries consolidated for the most recently completed fiscal year.

            (d) For the purposes of making the prescribed income test in clause
(iii) of subsection (c) of this Section 904, the following shall be applicable:

                  (i) When a loss has been incurred by either the Guarantor and its Subsidiaries consolidated or the tested Subsidiary, but not both, the equity in the income or loss of the tested Subsidiary shall be excluded from the income of the Guarantor and its Subsidiaries consolidated for purposes of the computation; and

                  (ii) If income of the Guarantor and its Subsidiaries consolidated for the most recent fiscal year is at least 10 percent lower than the average of the income for the last five fiscal years, such average income shall be substituted for purposes of the computation. Any loss years shall be omitted for purposes of computing average income.

SECTION 905 MERGER, CONSOLIDATION AND SALE OF ASSETS.

            (a) The Guarantor will not consolidate with any other entity or accept a merger of any other entity into the Guarantor or permit the Guarantor to be merged into any other entity, or sell other than for cash or lease all or substantially all its assets to another entity, or purchase all or substantially all the assets of another entity, unless (i) either the Guarantor shall be the continuing entity, or the successor, transferee or lessee entity (if other than the Guarantor) shall expressly assume, by indenture supplemental hereto satisfactory to the Trustee, executed and delivered by such entity prior to or simultaneously with such consolidation, merger, sale or lease, the full, irrevocable and unconditional guarantee of the payment of principal of and interest and premium, if any, on all the Securities when due, and the performance and observance of all other obligations of the Company to the holders and the Trustee under this Indenture or under the Securities, all in accordance with the terms hereof and thereof; and (ii) immediately after such consolidation, merger, sale, lease or purchase, no Acceleration Event, and no event which, after notice or lapse of time or both, would become an Acceleration Event, shall have happened and be continuing. A purchase by a Subsidiary of all or substantially all of the assets of another entity shall not be deemed to be a purchase of such assets by the Guarantor.

            (b) Upon any consolidation with or merger into any other entity, or any sale, conveyance or lease of all or substantially all of the assets of the Guarantor in accordance with this Section 905, the successor entity formed by such consolidation or into or with which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor entity had been named as the Guarantor herein, and thereafter, except in the case of a lease, the predecessor Guarantor shall be relieved of all obligations and covenants under the Guarantee.

SECTION 906 ASSUMPTION BY GUARANTOR.

            (a) The Guarantor may, without the consent of the holders, assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the Securities of such series if, after giving effect to such assumption, no Acceleration Event or event which with the giving of notice or lapse of time, or both, would become an Acceleration Event, shall have occurred and shall be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

            (b) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the Securities of such series, if, upon a Default by the Company in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 901 with respect to such series of Securities. Such assumption shall result in the Securities of such series becoming the direct obligations of the Guarantor and shall be effected without the consent of the holders of the Securities of any series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

SECTION 907 ARTICLE NINE APPLICABLE TO PAYING AGENT. At any time that a Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article Nine shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Nine in addition to or in place of the Trustee.

SECTION 908 NO SUSPENSION OF REMEDIES. Nothing contained in this Article Nine shall limit the right of the Trustee or the holders of Securities to take any action to ACCELERATE the maturity of the Securities pursuant to Article Six or to pursue any rights or remedies hereunder or under applicable law.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 1001 COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as applicable, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the view or opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of any such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 507) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements, views or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the view or opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the view or opinion of each such individual, such covenant or condition has been complied with.

SECTION 1002 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Any certificate or opinion delivered by the Company or the Guarantor to the Trustee may evidence a signature by facsimile; provided that the Company or the Guarantor, as the case may be, shall deliver to the Trustee such certificate or opinion with an original signature within a reasonable period of time.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and/or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

SECTION 1003 ACTS OF HOLDERS.

                  (a) The ownership of Securities shall be proved by the Security Register, and the Depositary, or its nominee, shall be deemed the owner of the Global Securities, and owners of beneficial interests in a Global Security shall not be considered the owners of any Securities.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of a Security of a particular series shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  (c) If the Company or the Guarantor shall solicit from the Holders of Securities of one or more series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor may, at its option, by or pursuant to Board Resolutions, fix in advance a record date for the determination of the Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but neither the Company nor the Guarantor shall have any obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities of that series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 1004 NOTICES, ETC., TO THE TRUSTEE, THE COMPANY AND THE GUARANTOR.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the Company, the Guarantor or the Trustee shall be sufficiently made, given, furnished or filed for all purposes (unless otherwise herein expressly provided) if it shall be mailed, delivered or telefaxed to:

            (1) the Company, at 388 Greenwich Street, New York, NY 10013,
Attention: Assistant Treasurer, fax: (212) 816-3619 or at such other address or facsimile number as may have been furnished in writing to the Trustee by the Company.

            (2) the Guarantor, at 425 Park Avenue, New York, New York 10043,
Attention: General Counsel - Capital Markets, Fax: (212) 793-7600 or at such other address or facsimile number as may have been furnished in writing to the Trustee by the Guarantor.

            (3) the Trustee, at its Corporate Trust Office.

Any such notice, demand or other document shall be in the English language.

SECTION 1005 NOTICE TO HOLDERS; WAIVER.

            Where this Indenture provides for notice to Holders of any event, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, by first-class mail, postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, within the time prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee (which shall include, but not be limited to, hand-delivery or overnight courier) shall constitute a sufficient notification for every purpose hereunder.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 1006 CONFLICT WITH TRUST INDENTURE ACT.

            If any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 1007 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1008 SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 1009 SEPARABILITY CLAUSE.

            In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1010 BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1011 GOVERNING LAW.

            This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1012 LEGAL HOLIDAYS.

            Unless otherwise specified pursuant to Section 3.01, in any case where any Maturity of any Security of any series or any Payment Date shall not be a Business Day at any Place of Payment for the Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities) payment at such Maturity or Payment Date need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made at such Maturity or Payment Date, as the case may be, and no interest shall accrue on such payment for the period from and after such Maturity or Payment Date, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day; provided, however, that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           CITIGROUP FUNDING INC., AS ISSUER

                                           By:__________________________________
                                              Name:
                                              Title:

                                           CITIGROUP INC., AS GUARANTOR

                                           By:__________________________________
                                              Name:
                                              Title:

                                           JPMORGAN CHASE BANK, N.A., AS TRUSTEE

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT A

NO. 1

                             CITIGROUP FUNDING INC.
                          FORWARD CONTRACT CERTIFICATE

        WITH RESPECT TO             SHARES OF                 COMMON STOCK

            CITIGROUP FUNDING INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person), for value received, hereby certifies that JPMORGAN CHASE
BANK, N.A., as Institutional Trustee of TARGETS Trust      , or registered
assigns, is the owner of a 100% interest in the Forward Contract (as defined in the Indenture referred to below) and, as such, is entitled to receive from the Company its pro rata share of (i) the Maturity Payment on

            , 20 , subject to acceleration to an Accelerated Maturity Date and adjustment to the Accelerated Maturity Payment pursuant to the terms of the Indenture and (ii) the Yield Enhancement Payments, if any, on each Payment Date. The Securities are fully and unconditionally guaranteed by the Guarantor (as defined below) pursuant to the terms of the Indenture.

            Payment of (i) the Maturity Payment or Accelerated Maturity Payment, as the case may be, and (ii) the Yield Enhancement Payments, if any, with respect to this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            Reference is hereby made to the further provisions of this Security set forth after the Trustee's certificate of authentication, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:            , 20

                                                CITIGROUP FUNDING INC.

                                                ________________________________
      [SEAL]                                    By:

                                                ________________________________
                                                By:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities issued referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A., as Trustee

By:________________________________
        Authorized Signatory

                             CITIGROUP FUNDING INC.
                          FORWARD CONTRACT CERTIFICATE

                  WITH RESPECT TO                      COMMON STOCK

            This Security is one of a duly authorized issue of the Company (herein called the "Securities"), issued and to be issued under an Indenture
dated as of July   , 2005 (herein called the "Indenture") between the Company, the Guarantor and JPMorgan Chase Bank, N.A. (herein called the "Trustee," which term includes any successor trustee under the Indenture), relating to a Forward
Contract with respect to   Common Stock, to which Indenture and all indentures
supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are fully and unconditionally guaranteed by the Guarantor (as defined below) pursuant to the terms of the Indenture.

            The Securities are not subject to redemption at the option of the Company or at the option of the Holder prior to maturity; however, if certain Acceleration Events shall have occurred and be continuing, the maturity of the Securities will be accelerated to the Accelerated Maturity Date pursuant to the terms of the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the Guarantor and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by a Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or the Guarantor, as applicable, which is absolute and unconditional, to pay (i) the Maturity Payment or Accelerated Maturity Payment, as the case may be, and
(ii) the Yield Enhancement Payments, if any, with respect to this Security at the time, place and rate, and in the coin or currency, prescribed in the Indenture.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for one or more new Securities of like tenor and representing an equal aggregate beneficial interest in the Forward Contract to be surrendered for exchange. If (a) any Depositary is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the Company within 90 days or (b) the Company executes and delivers to the Trustee an Officers' Certificate to the effect that the Global Securities shall be exchangeable for certificated Securities, the Global Securities will be exchangeable for Securities in definitive certificated form of like tenor. Such definitive Securities shall be registered in such name or names as the Depositary shall instruct the Trustee.

            No service charge shall be made for any such registration of transfer or exchange, but the Company or the Securities Registrar may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

            All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[Please Insert Social Security Number or Other Identifying Number of Assignee]

________________________________________________________________________________

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE:]

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

the within Security of Citigroup Funding Inc. and does hereby irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer said Security on the books of said Company, with full power of substitution in the premises.

Dated:_____________________________            _________________________________
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the
                                               first page of the within Security
                                               in every particular, without
                                               alteration or enlargement or any
                                               change whatever, and be
                                               guaranteed by the endorser's bank
                                               or broker.